Exhibit 99.1

Media Contact	Investor Contact
Bob Guenther, 203-578-2391	Terry Mangan, 203-578-2318
rguenther@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2015 THIRD QUARTER EARNINGS
WATERBURY, Conn., October 15, 2015 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced net income available to common shareholders of $49.5 million, or $0.54 per diluted share, for the quarter ended September 30, 2015 compared to $47.8 million, or $0.53 per diluted share, for the quarter ended September 30, 2014.

“Continued strong loan growth produced record revenue and record pre-tax income, as our bankers excelled in service to customers and communities,” said James C. Smith, chairman and chief executive officer. “We’ve now delivered 24 consecutive quarters of year-over-year revenue growth, as we invest in strategies that create value for customers and shareholders alike.”

Highlights for the third quarter of 2015 compared to the third quarter of 2014:

•	Record quarterly pre-provision net revenue of $89.6 million, an increase of 7.2 percent.

•	Loan growth of $1.7 billion, or 12.6 percent, with double-digit growth in commercial, commercial real estate and residential mortgage loans.

•	Deposit growth of $2.0 billion, or 13.1 percent, primarily reflecting HSA Bank’s strong organic growth and its recent acquisition.

•	Record core revenue of $229.5 million, an increase of 10.2 percent, consisting of record levels of net interest income of $168.0 million and non-interest income of $61.5 million.

•	Efficiency ratio of 59.55 percent represents the tenth consecutive quarter at or below 60 percent.

•	Annualized return on average tangible common shareholders’ equity of 11.89 percent.
“Webster’s efficiency ratio has now been at or below 60 percent for the past 10 quarters,” said Glenn MacInnes, executive vice president and chief financial officer. “Our focus on efficiency has enabled us to continue to invest meaningfully in our high performing business segments.”

Quarterly net interest income compared to the third quarter of 2014:

•	Net interest income was $168.0 million compared to $157.4 million.

•	Net interest margin was 3.04 percent compared to 3.17 percent. The yield on interest-earning assets declined by 15 basis points, while the cost of funds declined by 3 basis points.

•	Average interest-earning assets totaled $22.3 billion and grew by $2.2 billion, or 11.0 percent.

•	Average loans grew by $1.6 billion, or 12.1 percent.
Quarterly provision for loan losses:

•
The Company recorded a provision for loan losses of $13.0 million compared to $12.75 million in the second quarter and $9.5 million a year ago. The increase compared to each period reflects continued growth in the loan portfolio.

•
Net charge-offs were $7.9 million compared to $6.9 million in the prior quarter and $7.9 million a year ago. The ratio of net charge-offs to average loans on an annualized basis was 0.21 percent compared to 0.19 percent in the prior quarter and 0.24 percent a year ago.

•
The allowance for loan losses represented 1.14 percent of total loans compared to 1.14 percent at June 30, 2015 and 1.16 percent at September 30, 2014. The allowance for loan losses represented 109 percent of nonperforming loans compared to 100 percent at June 30 and 113 percent a year ago.

Quarterly non-interest income compared to the third quarter of 2014:

•
Total non-interest income was $61.5 million compared to $50.9 million, an increase of $10.6 million. Excluding securities gains and other-than-temporary impairment charges, a year-over-year increase of $10.6 million in core non-interest income reflects increases of $8.7 million in deposit service fees primarily related to HSA Bank, $2.8 million in loan related fees, and $0.4 million in other income, with partial offset from a $1.0 million decrease in wealth and investment services fees.

Quarterly non-interest expense compared to the third quarter of 2014:

•	Total non-interest expense was $139.9 million compared to $124.5 million, an increase of $15.4 million.

•
Non-interest expense, excluding one-time costs, increased $15.2 million with $10.0 million of the increase related to HSA Bank, primarily from the acquisition. The remaining $5.2 million increase reflects higher base compensation due to merit increases, incentives, group insurance, and technology and equipment.

Quarterly income taxes compared to the third quarter of 2014:

•
Income tax expense was $25.1 million compared to $23.8 million. The effective tax rate was 32.7 percent compared to 32.1 percent, and the current quarter included a $0.6 million tax benefit specific to the period.

Investment securities:

•
Total investment securities were $7.0 billion compared to $6.9 billion at June 30, 2015 and $6.5 billion a year ago. The carrying value of the available-for-sale portfolio included $16.0 million of net unrealized gains compared to $14.9 million at June 30 and $20.8 million a year ago, while the carrying value of the held-to-maturity portfolio does not reflect $72.3 million of net unrealized gains compared to $50.6 million at June 30 and $57.8 million a year ago.

Loans:

•
Total loans were $15.2 billion compared to $14.8 billion at June 30, 2015 and $13.5 billion a year ago. Compared to June 30, residential mortgage, commercial, commercial real estate, and consumer loans increased by $182.4 million, $125.5 million, $86.9 million, and $44.3 million, respectively.

•	Compared to a year ago, commercial, commercial real estate, residential mortgage, and consumer loans increased by $570.7 million, $503.1 million, $560.5 million, and $68.8 million, respectively.

•
Loan originations for portfolio were $1.207 billion compared to $1.363 billion in the second quarter and $1.168 billion a year ago. In addition, $117 million of residential loans were originated for sale in the quarter compared to $147 million in the prior quarter and $78 million a year ago.

Asset quality:

•
Past due loans were $41.3 million compared to $32.4 million at June 30, 2015 and $46.1 million a year ago. Loans past due 90 days and still accruing increased $0.3 million from the prior quarter and $0.2 million from the prior year.

•
Total nonperforming loans decreased to $159.0 million, or 1.04 percent of total loans, compared to $167.9 million, or 1.14 percent, at June 30 and $139.1 million, or 1.03 percent, a year ago. Total paying nonperforming loans were $45.0 million compared to $48.7 million at June 30 and $35.0 million a year ago.

Deposits and borrowings:

•
Total deposits were $17.6 billion compared to $17.3 billion at June 30, 2015 and $15.5 billion a year ago. Core to total deposits were 88.3 percent compared to 87.8 percent at June 30 and 85.2 percent a year ago. Loans to deposits were 86.5 percent compared to 85.4 percent at June 30 and 86.9 percent a year ago.

•	Total borrowings were $3.8 billion compared to $3.8 billion at both June 30 and a year ago.

Capital:

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 11.89 percent and 8.68 percent, respectively, compared to 11.86 percent and 8.87 percent, respectively, in the third quarter of 2014.

•
The tangible equity and tangible common equity ratios were 7.76 percent and 7.24 percent, respectively, compared to 8.35 percent and 7.64 percent, respectively, at September 30, 2014. The common equity tier 1 risk-based capital ratio was 10.81 percent compared to 11.50 percent a year ago.

•	Book value and tangible book value per common share were $24.87 and $18.55, respectively, compared to $23.93 and $18.02, respectively, a year ago.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $24.1 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 163 banking centers, 316 ATMs, telephone banking, mobile banking, and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

***
Conference Call

A conference call covering Webster’s 2015 third quarter earnings announcement will be held today, Thursday, October 15, 2015 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and ‘Management Discussion and Analysis of Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.
We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.
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WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
		At or for the Three Months Ended
(In thousands, except per share data)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014

Income and performance ratios (annualized):
Net income	$51,536	$52,503	$49,722	$51,006	$50,457
Net income available to common shareholders	49,512	50,479	47,083	48,367	47,818
Net income per diluted common share	0.54	0.55	0.52	0.53	0.53
Return on average assets	0.86%	0.90%	0.88%	0.93%	0.94%
Return on average tangible common shareholders' equity	11.89	12.49	11.82	11.74	11.86
Return on average common shareholders’ equity	8.68	9.03	8.57	8.84	8.87
Non-interest income as a percentage of total revenue	26.78	26.80	26.60	25.08	24.44
Efficiency ratio	59.55	59.94	59.76	58.59	58.91

Asset quality:
Allowance for loan losses	$172,992	$167,860	$161,970	$159,264	$156,482
Nonperforming assets	164,387	172,825	157,546	136,397	144,314
Allowance for loan losses / total loans	1.14%	1.14%	1.14%	1.15%	1.16%
Net charge-offs / average loans (annualized)	0.21	0.19	0.20	0.20	0.24
Nonperforming loans / total loans	1.04	1.14	1.07	0.93	1.03
Nonperforming assets / total loans plus OREO	1.08	1.17	1.10	0.98	1.07
Allowance for loan losses / nonperforming loans	108.80	100.00	106.39	122.62	112.51

Other ratios (annualized):
Tangible equity	7.76%	7.81%	7.87%	8.14%	8.35%
Tangible common equity	7.24	7.27	7.20	7.45	7.64
Tier 1 risk-based capital (a), (b)	11.65	11.80	12.01	12.95	13.06
Total risk-based capital (a), (b)	13.06	13.21	13.44	14.06	14.17
Common equity tier 1 risk-based capital (a), (b)	10.81	10.94	10.93	11.43	11.50
Shareholders’ equity / total assets	9.98	10.07	10.19	10.31	10.59
Net interest margin	3.04	3.05	3.10	3.17	3.17

Share and equity related:
Common equity	$2,279,835	$2,256,985	$2,203,926	$2,171,166	$2,159,344
Book value per common share	24.87	24.55	24.29	23.99	23.93
Tangible book value per common share	18.55	18.23	17.87	18.10	18.02
Common stock closing price	35.63	39.55	37.05	32.53	29.14
Dividends declared per common share	0.23	0.23	0.20	0.20	0.20

Common shares issued and outstanding	91,663	91,919	90,715	90,512	90,248
Basic shares (weighted average)	91,458	90,713	90,251	90,045	89,888
Diluted shares (weighted average)	92,007	91,302	90,841	90,741	90,614

(a)	The ratios presented are projected for September 30, 2015 and actual for the remaining periods presented.

(b)	Calculated under the Basel III capital standard for the 2015 periods and under the Basel I capital standard for the 2014 periods.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	September 30, 2015	June 30, 2015	September 30, 2014 (a)
Assets:
Cash and due from banks	$251,898	$205,650	$207,128
Interest-bearing deposits	19,257	142,083	105,394
Investment securities:
Available for sale, at fair value	3,015,417	2,837,158	2,873,886
Held to maturity	3,951,208	4,064,022	3,641,979
Total securities	6,966,625	6,901,180	6,515,865
Loans held for sale	38,331	63,535	26,083
Loans:
Commercial	4,692,829	4,567,345	4,122,141
Commercial real estate	3,857,155	3,770,252	3,354,107
Residential mortgages	4,015,839	3,833,489	3,455,354
Consumer	2,650,702	2,606,440	2,581,900
Total loans	15,216,525	14,777,526	13,513,502
Allowance for loan losses	(172,992)	(167,860)	(156,482)
Loans, net	15,043,533	14,609,666	13,357,020
Federal Home Loan Bank and Federal Reserve Bank stock	184,280	180,290	171,174
Premises and equipment, net	127,216	123,828	118,608
Goodwill and other intangible assets, net	579,287	580,908	532,969
Cash surrender value of life insurance policies	449,711	446,423	438,100
Deferred tax asset, net	84,743	79,257	62,680
Accrued interest receivable and other assets	324,901	287,966	292,024
Total Assets	$24,069,782	$23,620,786	$21,827,045

Liabilities and Equity:
Deposits:
Demand	$3,551,229	$3,547,356	$3,256,741
Interest-bearing checking	2,183,267	2,214,973	2,105,481
Health savings accounts	3,643,557	3,665,019	1,765,671
Money market	2,186,383	1,757,095	2,239,106
Savings	3,956,054	3,998,169	3,877,673
Certificates of deposit	1,762,046	1,811,864	2,007,942
Brokered certificates of deposit	299,694	299,790	294,304
Total deposits	17,582,230	17,294,266	15,546,918
Securities sold under agreements to repurchase and other borrowings	1,002,018	1,014,504	1,236,975
Federal Home Loan Bank advances	2,609,212	2,509,285	2,290,204
Long-term debt	226,327	226,297	226,208
Accrued expenses and other liabilities	247,450	196,739	215,747
Total liabilities	21,667,237	21,241,091	19,516,052

Preferred stock	122,710	122,710	151,649
Common shareholders' equity	2,279,835	2,256,985	2,159,344
Webster Financial Corporation shareholders’ equity	2,402,545	2,379,695	2,310,993
Total Liabilities and Equity	$24,069,782	$23,620,786	$21,827,045

(a) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2015	2014	2015	2014 (a)
Interest income:
Interest and fees on loans and leases	$140,520	$129,227	$406,937	$379,008
Interest and dividends on securities	51,121	50,448	153,644	155,551
Loans held for sale	357	239	1,299	631
Total interest income	191,998	179,914	561,880	535,190
Interest expense:
Deposits	11,480	11,345	34,555	32,840
Borrowings	12,508	11,199	36,040	34,557
Total interest expense	23,988	22,544	70,595	67,397
Net interest income	168,010	157,370	491,285	467,793
Provision for loan losses	13,000	9,500	35,500	27,750
Net interest income after provision for loan losses	155,010	147,870	455,785	440,043
Non-interest income:
Deposit service fees	35,229	26,489	102,347	77,503
Loan related fees	8,305	5,479	19,713	14,851
Wealth and investment services	7,761	8,762	24,434	26,429
Mortgage banking activities	1,441	1,805	5,519	3,093
Increase in cash surrender value of life insurance policies	3,288	3,346	9,637	9,900
Net gain on investment securities	—	42	529	4,378
Other income	5,513	5,071	17,099	12,425
	61,537	50,994	179,278	148,579
Loss on write-down of investment securities to fair value	(82)	(85)	(82)	(246)
Total non-interest income	61,455	50,909	179,196	148,333
Non-interest expense:
Compensation and benefits	73,378	66,849	218,285	198,931
Occupancy	11,987	11,557	37,263	35,807
Technology and equipment expense	21,336	15,419	60,808	46,166
Marketing	4,099	4,032	12,520	11,461
Professional and outside services	2,896	2,470	8,224	6,441
Intangible assets amortization	1,621	432	4,752	2,269
Foreclosed and repossessed asset expenses	270	387	585	979
Foreclosed and repossessed asset gains	(68)	(225)	(69)	(1,059)
Loan workout expenses	719	969	2,398	2,822
Deposit insurance	6,067	5,938	17,800	16,814
Other expenses	17,758	17,083	47,741	50,481
	140,063	124,911	410,307	371,112
Severance, contract, and other	34	42	845	331
Acquisition costs	—	144	527	144
Branch and facility optimization	(243)	(599)	(289)	(151)
Total non-interest expense	139,854	124,498	411,390	371,436
Income before income taxes	76,611	74,281	223,591	216,940
Income tax expense	25,075	23,824	69,830	68,220
Net income	51,536	50,457	153,761	148,720
Preferred stock dividends	(2,024)	(2,639)	(6,687)	(7,917)
Net income available to common shareholders	$49,512	$47,818	$147,074	$140,803

Diluted shares (average)	92,007	90,614	91,391	90,591

Net income per common share available to common shareholders:
Basic	$0.54	$0.53	$1.61	$1.56
Diluted	0.54	0.53	1.60	1.55

(a) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Interest income:
Interest and fees on loans and leases	$140,520	$135,694	$130,723	$132,604	$129,227
Interest and dividends on securities	51,121	50,844	51,679	50,921	50,448
Loans held for sale	357	432	510	226	239
Total interest income	191,998	186,970	182,912	183,751	179,914
Interest expense:
Deposits	11,480	11,533	11,542	11,322	11,345
Borrowings	12,508	11,926	11,606	11,781	11,199
Total interest expense	23,988	23,459	23,148	23,103	22,544
Net interest income	168,010	163,511	159,764	160,648	157,370
Provision for loan losses	13,000	12,750	9,750	9,500	9,500
Net interest income after provision for loan losses	155,010	150,761	150,014	151,148	147,870
Non-interest income:
Deposit service fees	35,229	34,493	32,625	25,928	26,489
Loan related fees	8,305	5,729	5,679	8,361	5,479
Wealth and investment services	7,761	8,784	7,889	8,517	8,762
Mortgage banking activities	1,441	2,517	1,561	977	1,805
Increase in cash surrender value of life insurance policies	3,288	3,197	3,152	3,278	3,346
Net gain on investment securities	—	486	43	1,121	42
Other income	5,513	4,645	6,941	6,492	5,071
	61,537	59,851	57,890	54,674	50,994
Loss on write-down of investment securities to fair value	(82)	—	—	(899)	(85)
Total non-interest income	61,455	59,851	57,890	53,775	50,909
Non-interest expense:
Compensation and benefits	73,378	74,043	70,864	71,220	66,849
Occupancy	11,987	11,680	13,596	11,518	11,557
Technology and equipment expense	21,336	20,224	19,248	15,827	15,419
Marketing	4,099	4,245	4,176	3,918	4,032
Professional and outside services	2,896	2,875	2,453	1,855	2,470
Intangible assets amortization	1,621	1,843	1,288	416	432
Foreclosed and repossessed asset expenses	270	146	169	244	387
Foreclosed and repossessed asset (gains) losses	(68)	(537)	536	(238)	(225)
Loan workout expenses	719	801	878	685	969
Deposit insurance	6,067	5,492	6,241	5,856	5,938
Other expenses	17,758	15,817	14,166	16,158	17,083
	140,063	136,629	133,615	127,459	124,911
Severance, contract, and other	34	521	290	633	42
Acquisition costs	—	18	509	396	144
Branch and facility optimization	(243)	278	(324)	276	(599)
Provision for litigation and settlements	—	—	—	1,400	—
Total non-interest expense	139,854	137,446	134,090	130,164	124,498
Income before income taxes	76,611	73,166	73,814	74,759	74,281
Income tax expense	25,075	20,663	24,092	23,753	23,824
Net income	51,536	52,503	49,722	51,006	50,457
Preferred stock dividends	(2,024)	(2,024)	(2,639)	(2,639)	(2,639)
Net income available to common shareholders	$49,512	$50,479	$47,083	$48,367	$47,818

Diluted shares (average)	92,007	91,302	90,841	90,741	90,614

Net income per common share available to common shareholders:
Basic	$0.54	$0.55	$0.52	$0.54	$0.53
Diluted	0.54	0.55	0.52	0.53	0.53

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Three Months Ended September 30,
		2015			2014
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance (b)	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$15,009,991	$141,064	3.71%	$13,391,870	$129,760	3.83%
Investment securities (a)	6,900,984	51,175	2.97	6,431,099	51,414	3.21
Federal Home Loan and Federal Reserve Bank stock	182,304	1,922	4.18	169,295	1,188	2.78
Interest-bearing deposits	118,627	76	0.25	20,636	13	0.25
Loans held for sale	40,428	357	3.53	26,789	239	3.56
Total interest-earning assets	22,252,334	$194,594	3.47%	20,039,689	$182,614	3.62%
Non-interest-earning assets	1,669,157			1,530,473
Total assets	$23,921,491			$21,570,162

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,656,780	$—	—%	$3,302,164	$—	—%
Savings, interest checking, and money market	11,995,402	5,650	0.19	9,942,519	4,509	0.18
Certificates of deposit	2,083,880	5,830	1.11	2,303,082	6,836	1.18
Total deposits	17,736,062	11,480	0.26	15,547,765	11,345	0.29

Securities sold under agreements to repurchase and other borrowings	1,137,552	4,138	1.42	1,366,774	4,587	1.31
Federal Home Loan Bank advances	2,231,901	5,949	1.04	1,945,688	4,203	0.85
Long-term debt	226,307	2,421	4.28	226,188	2,409	4.26
Total borrowings	3,595,760	12,508	1.37	3,538,650	11,199	1.24
Total interest-bearing liabilities	21,331,822	$23,988	0.44%	19,086,415	$22,544	0.47%
Non-interest-bearing liabilities	185,999			176,852
Total liabilities	21,517,821			19,263,267

Preferred stock	122,710			151,649
Common shareholders' equity	2,280,960			2,155,246
Webster Financial Corp. shareholders' equity	2,403,670			2,306,895
Total liabilities and equity	$23,921,491			$21,570,162
Tax-equivalent net interest income		170,606			160,070
Less: tax-equivalent adjustment		(2,596)			(2,700)
Net interest income		$168,010			$157,370
Net interest margin			3.04%			3.17%

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Nine Months Ended September 30,
		2015			2014
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance (b)	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$14,508,111	$408,541	3.73%	$13,127,001	$380,564	3.84%
Investment securities (a)	6,817,876	155,084	3.04	6,421,198	158,943	3.31
Federal Home Loan and Federal Reserve Bank stock	189,394	4,617	3.26	164,906	3,513	2.85
Interest-bearing deposits	114,494	218	0.25	17,809	35	0.26
Loans held for sale	43,824	1,299	3.95	21,703	631	3.87
Total interest-earning assets	21,673,699	$569,759	3.50%	19,752,617	$543,686	3.66%
Non-interest-earning assets	1,657,016			1,516,524
Total assets	$23,330,715			$21,269,141

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,521,294	$—	—%	$3,166,841	$—	—%
Savings, interest checking, and money market	11,769,750	15,786	0.18	9,847,132	13,441	0.18
Certificates of deposit	2,162,970	18,769	1.16	2,278,172	19,399	1.14
Total deposits	17,454,014	34,555	0.26	15,292,145	32,840	0.29

Securities sold under agreements to repurchase and other borrowings	1,149,095	12,711	1.46	1,377,069	14,874	1.42
Federal Home Loan Bank advances	1,922,080	16,099	1.10	1,901,877	12,052	0.84
Long-term debt	226,278	7,230	4.26	261,180	7,631	3.90
Total borrowings	3,297,453	36,040	1.44	3,540,126	34,557	1.29
Total interest-bearing liabilities	20,751,467	$70,595	0.45%	18,832,271	$67,397	0.48%
Non-interest-bearing liabilities	201,576			164,397
Total liabilities	20,953,043			18,996,668

Preferred stock	138,717			151,649
Common shareholders' equity	2,238,955			2,120,824
Webster Financial Corp. shareholders' equity	2,377,672			2,272,473
Total liabilities and equity	$23,330,715			$21,269,141
Tax-equivalent net interest income		499,164			476,289
Less: tax-equivalent adjustment		(7,879)			(8,496)
Net interest income		$491,285			$467,793
Net interest margin			3.06%			3.21%
(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Five Quarter Loan Balances (unaudited)
(Dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Loan Balances (actuals):
Continuing Portfolio:
Commercial non-mortgage	$3,423,775	$3,310,863	$3,183,218	$3,087,940	$2,984,949
Equipment financing	552,850	545,441	543,636	537,751	490,150
Asset-based lending	716,204	711,041	716,592	661,330	647,042
Commercial real estate	3,857,155	3,770,252	3,663,071	3,554,428	3,354,107
Residential mortgages	4,015,839	3,833,489	3,594,272	3,509,174	3,455,353
Consumer	2,568,009	2,520,970	2,480,270	2,457,345	2,485,870
Total continuing portfolio	15,133,832	14,692,056	14,181,059	13,807,968	13,417,471
Allowance for loan losses	(165,341)	(159,501)	(152,825)	(149,813)	(145,818)
Total continuing portfolio, net	14,968,491	14,532,555	14,028,234	13,658,155	13,271,653
Liquidating Portfolio:
National Construction Lending Center (NCLC)	—	—	—	1	1
Consumer	82,693	85,470	89,167	92,056	96,030
Total liquidating portfolio	82,693	85,470	89,167	92,057	96,031
Allowance for loan losses	(7,651)	(8,359)	(9,145)	(9,451)	(10,664)
Total liquidating portfolio, net	75,042	77,111	80,022	82,606	85,367
Total Loan Balances (actuals)	15,216,525	14,777,526	14,270,226	13,900,025	13,513,502
Allowance for loan losses	(172,992)	(167,860)	(161,970)	(159,264)	(156,482)
Loans, net	$15,043,533	$14,609,666	$14,108,256	$13,740,761	$13,357,020

Loan Balances (average):
Continuing Portfolio:
Commercial non-mortgage	$3,363,074	$3,247,527	$3,096,762	$3,036,412	$2,987,403
Equipment financing	549,310	542,112	542,067	509,331	478,333
Asset-based lending	712,811	709,985	675,218	647,952	621,856
Commercial real estate	3,804,904	3,705,895	3,574,826	3,452,954	3,329,767
Residential mortgages	3,950,654	3,711,096	3,546,098	3,483,444	3,409,010
Consumer	2,544,789	2,504,668	2,468,422	2,491,359	2,467,839
Total continuing portfolio	14,925,542	14,421,283	13,903,393	13,621,452	13,294,208
Allowance for loan losses	(163,421)	(156,698)	(153,790)	(150,706)	(146,863)
Total continuing portfolio, net	14,762,121	14,264,585	13,749,603	13,470,746	13,147,345
Liquidating Portfolio:
NCLC	—	—	1	1	1
Consumer	84,449	87,418	91,088	94,069	97,661
Total liquidating portfolio	84,449	87,418	91,089	94,070	97,662
Allowance for loan losses	(7,651)	(8,359)	(9,145)	(9,451)	(10,664)
Total liquidating portfolio, net	76,798	79,059	81,944	84,619	86,998
Total Loan Balances (average)	15,009,991	14,508,701	13,994,482	13,715,522	13,391,870
Allowance for loan losses	(171,072)	(165,057)	(162,935)	(160,157)	(157,527)
Loans, net	$14,838,919	$14,343,644	$13,831,547	$13,555,365	$13,234,343

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Nonperforming loans:
Continuing Portfolio:
Commercial non-mortgage	$40,235	$43,081	$27,057	$6,436	$12,421
Equipment financing	403	301	285	518	1,659
Asset-based lending	—	—	—	—	—
Commercial real estate	23,828	26,893	25,814	18,675	18,341
Residential mortgages	57,603	58,663	61,274	64,022	67,541
Consumer	32,969	34,236	33,696	35,770	34,566
Nonperforming loans - continuing portfolio	155,038	163,174	148,126	125,421	134,528
Liquidating Portfolio:
Consumer	3,965	4,682	4,117	4,460	4,560
Total nonperforming loans	$159,003	$167,856	$152,243	$129,881	$139,088

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$—	$—	$—	$2,899	$2,899
Repossessed equipment	—	—	—	100	100
Residential	4,078	3,930	3,051	2,280	1,712
Consumer	1,306	1,039	2,252	1,237	515
Total continuing portfolio	5,384	4,969	5,303	6,516	5,226
Liquidating Portfolio:
Total liquidating portfolio	—	—	—	—	—
Total other real estate owned and repossessed assets	$5,384	$4,969	$5,303	$6,516	$5,226
Total nonperforming assets	$164,387	$172,825	$157,546	$136,397	$144,314

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans (unaudited)
(Dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Past due 30-89 days:
Continuing Portfolio:
Commercial non-mortgage	$4,415	$1,778	$3,992	$2,099	$8,795
Equipment financing	739	517	789	701	433
Asset-based lending	—	—	—	—	—
Commercial real estate	1,939	1,547	3,962	2,714	1,625
Residential mortgages	15,222	12,315	13,966	17,216	15,980
Consumer	15,850	13,053	18,459	15,867	15,852
Past due 30-89 days - continuing portfolio	38,165	29,210	41,168	38,597	42,685
Liquidating Portfolio:
Consumer	953	1,299	1,820	1,658	1,419
Total past due 30-89 days	39,118	30,509	42,988	40,255	44,104
Loans past due 90 days or more and accruing	2,228	1,923	2,109	2,087	1,980
Total past due loans	$41,346	$32,432	$45,097	$42,342	$46,084

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan Losses (unaudited)
	For the Three Months Ended
(Dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Beginning balance	$167,860	$161,970	$159,264	$156,482	$154,868
Provision	13,000	12,750	9,750	9,500	9,500
Charge-offs continuing portfolio:
Commercial non-mortgage	2,204	2,541	255	4,097	2,738
Equipment financing	—	15	15	84	491
Asset-based lending	—	—	—	—	—
Commercial real estate	1,346	1,091	3,153	246	139
Residential mortgages	1,588	1,461	1,953	1,346	1,870
Consumer	3,991	3,531	3,634	3,648	5,078
Charge-offs continuing portfolio	9,129	8,639	9,010	9,421	10,316
Charge-offs liquidating portfolio:
NCLC	—	—	2	—	—
Consumer	840	322	662	563	1,251
Charge-offs liquidating portfolio	840	322	664	563	1,251
Total charge-offs	9,969	8,961	9,674	9,984	11,567
Recoveries continuing portfolio:
Commercial non-mortgage	558	527	989	1,258	967
Equipment financing	32	102	143	702	336
Asset-based lending	157	2	26	—	50
Commercial real estate	69	52	202	217	120
Residential mortgages	280	365	104	291	250
Consumer	852	849	821	636	1,770
Recoveries continuing portfolio	1,948	1,897	2,285	3,104	3,493
Recoveries liquidating portfolio:
NCLC	1	4	4	5	11
Consumer	152	200	341	157	177
Recoveries liquidating portfolio	153	204	345	162	188
Total recoveries	2,101	2,101	2,630	3,266	3,681
Total net charge-offs	7,868	6,860	7,044	6,718	7,886
Ending balance	$172,992	$167,860	$161,970	$159,264	$156,482

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures

The Company evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights). The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights). The tangible common equity ratio represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights). Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by ending common shares outstanding.

The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Accordingly, this is also a non-GAAP financial measure.

The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently. See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP.

	At or for the Three Months Ended
(Dollars in thousands, except per share data)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Reconciliation of net income available to common shareholders to net income used for computing the return on average tangible common shareholders' equity ratio
Net income available to common shareholders	$49,512	$50,479	$47,083	$48,367	$47,818
Amortization of intangibles (tax-affected @ 35%)	1,054	1,198	837	270	281
Quarterly net income adjusted for amortization of intangibles	50,566	51,677	47,920	48,637	48,099
Annualized net income used in the return on average tangible common shareholders' equity ratio	$202,264	$206,708	$191,680	$194,548	$192,396

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Average common shareholders' equity	$2,280,960	$2,236,743	$2,198,254	$2,189,191	$2,155,246
Average goodwill	(538,373)	(538,373)	(537,147)	(529,887)	(529,887)
Average intangible assets (excluding mortgage servicing rights)	(41,845)	(43,538)	(39,559)	(2,862)	(3,294)
Average tangible common shareholders’ equity	$1,700,742	$1,654,832	$1,621,548	$1,656,442	$1,622,065

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity
Shareholders' equity	$2,402,545	$2,379,695	$2,355,575	$2,322,815	$2,310,993
Goodwill	(538,373)	(538,373)	(538,373)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(40,914)	(42,535)	(44,378)	(2,666)	(3,082)
Tangible shareholders’ equity	$1,823,258	$1,798,787	$1,772,824	$1,790,262	$1,778,024

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity
Shareholders' equity	$2,402,545	$2,379,695	$2,355,575	$2,322,815	$2,310,993
Preferred stock	(122,710)	(122,710)	(151,649)	(151,649)	(151,649)
Common shareholders' equity	2,279,835	2,256,985	2,203,926	2,171,166	2,159,344
Goodwill	(538,373)	(538,373)	(538,373)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(40,914)	(42,535)	(44,378)	(2,666)	(3,082)
Tangible common shareholders’ equity	$1,700,548	$1,676,077	$1,621,175	$1,638,613	$1,626,375

Reconciliation of period-end assets to period-end tangible assets
Assets	$24,069,782	$23,620,786	$23,106,688	$22,533,172	$21,827,045
Goodwill	(538,373)	(538,373)	(538,373)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(40,914)	(42,535)	(44,378)	(2,666)	(3,082)
Tangible assets	$23,490,495	$23,039,878	$22,523,937	$22,000,619	$21,294,076

Book value per common share
Common shareholders’ equity	$2,279,835	$2,256,985	$2,203,926	$2,171,166	$2,159,344
Ending common shares issued and outstanding (in thousands)	91,663	91,919	90,715	90,512	90,248
Book value per share of common stock	$24.87	$24.55	$24.29	$23.99	$23.93

Tangible book value per common share
Tangible common shareholders’ equity	$1,700,548	$1,676,077	$1,621,175	$1,638,613	$1,626,375
Ending common shares issued and outstanding (in thousands)	91,663	91,919	90,715	90,512	90,248
Tangible book value per common share	$18.55	$18.23	$17.87	$18.10	$18.02

Reconciliation of non-interest expense to non-interest expense used in the efficiency ratio
Non-interest expense	$139,854	$137,446	$134,090	$130,164	$124,498
Foreclosed property expense	(270)	(146)	(169)	(244)	(387)
Intangible assets amortization	(1,621)	(1,843)	(1,288)	(416)	(432)
Other expense	277	(280)	(1,011)	(2,467)	638
Non-interest expense used in the efficiency ratio	$138,240	$135,177	$131,622	$127,037	$124,317

Reconciliation of income to income used in the efficiency ratio
Net interest income before provision for loan losses	$168,010	$163,511	$159,764	$160,648	$157,370
Fully taxable-equivalent adjustment	2,596	2,626	2,657	2,628	2,700
Non-interest income	61,455	59,851	57,890	53,775	50,909
Net gain on investment securities	—	(486)	(43)	(1,121)	(42)
Other	82	—	—	899	85
Income used in the efficiency ratio	$232,143	$225,502	$220,268	$216,829	$211,022